                                                                    EXHIBIT 10.3

                       SETTLEMENT AGREEMENT AND RELEASE

     This Settlement Agreement and Release (the "Agreement") is made and entered into as of this 21st day of December, 1998, by and among Egghead.com, Inc., a Washington corporation (the "Corporation"), and those parties listed as Shareholders on the attached Signature Page (the "Shareholders").

     Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Merger Agreement (defined below).

                                   RECITALS

     WHEREAS, the Corporation, the Shareholders, Surplus Software, Inc. and North Face Merger Sub, Inc., entered into the Agreement and Plan of Merger dated April 30, 1997 and amended same on May 23, 1997 (as amended, the "Merger Agreement");

     WHEREAS, Section 4.1(a) of the Merger Agreement provided that a certain percentage of the Merger Consideration was to be held by and pledged to the Corporation to secure the Shareholders' indemnification obligations (the "Holdback Shares"), and Article X of the Merger Agreement authorized retransfer of some or all of the Holdback Shares to the Corporation in certain circumstances;

     WHEREAS, on August 11, 1998 and August 13, 1998, the Corporation properly and timely notified the Shareholders' Representative, in accordance with the claims procedure prescribed in Section 10.6.3 of the Merger Agreement, of certain claims for indemnification under the Merger Agreement (the "Corporation's Indemnification Claims");

     WHEREAS, the Corporation and the Shareholders' Representative have discussed the terms on which the parties would resolve the Corporation's Indemnification Claims and wish to enter into this Agreement to confirm the terms to be agreed upon;

                                   AGREEMENT

     Now, therefore, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   TRANSFERS OF HOLDBACK SHARES

     Each of the Shareholders shall execute and deliver to the Corporation a stock power, in form acceptable to the Corporation, to effect the assignment and transfer from the Shareholder to the Corporation of that number of Holdback Shares set forth on Schedule A hereto, which in the aggregate total 100,000 shares. Upon receipt of all of such stock powers, the Corporation shall promptly:

          (a) effect (or cause to be effected) the retransfer from each Shareholder to the Corporation of that number of Holdback Shares set forth opposite such Shareholder's name on Schedule A hereto (such retransferred Holdback Shares, in aggregate, the "Retransferred Shares"), as authorized in Sections 10.6.2(a) and 10.6.3(d) of the Merger Agreement; and

          (b) direct the Corporation's transfer agent to reissue and release to each Shareholder the number of Holdback Shares set forth opposite such Shareholder's name on Schedule B hereto (such released Holdback Shares, in aggregate, the "Remainder Shares").

     The Corporation and the Shareholders agree that (a) upon the retransfer in accordance with Section 1(a) of this Agreement, the Shareholders shall have no claim or interest of any kind whatsoever in or to the Retransferred Shares, and
(b) upon release of the Remainder Shares in accordance with Section 1(b) of this Agreement, the Corporation shall have no claim or interest of any kind whatsoever in or to the Remainder Shares.

     2.   FULL SATISFACTION OF CLAIMS

     The remedies provided by this Agreement are and shall be the exclusive remedies available to the parties with respect to the Corporation's Indemnification Claims and to the release of Holdback Shares pursuant to Article X of the Merger Agreement. This Agreement satisfies in full the requirements of
Section 10.6.3(d) of the Merger Agreement.

     3.   RELEASE OF THE CORPORATION

     As a material inducement to the Corporation to enter into this Agreement, each Shareholder, on behalf of himself or itself and his respective marital community, hereby irrevocably and unconditionally releases and acquits the Corporation, its successors, assigns, subsidiaries, stockholders, directors, officers, agents and representatives (hereinafter, the "Releasees"), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys' fees and costs actually incurred), of any nature whatsoever, known or unknown, suspected or unsuspected, arising under or in connection with or attributable to Article X of the Merger Agreement or the transactions contemplated thereby (including, without limitation, claims based on the Corporation's exercise of its rights under Section 10.6 of the Merger Agreement), which any Shareholder (or his marital community) now has, owns or holds, or claims to have, own or hold, or which any Shareholder (or his marital community) at any time heretofore had, owned or held, or claimed to have, own or hold, or which any Shareholder (or his marital community) at any time hereinafter may have, own or hold, or claim to have, own or hold, against each or any of the Releasees.

     4.  RELEASE OF SHAREHOLDERS

     As a material inducement to the Shareholders to enter into this Agreement, the Corporation hereby irrevocably and unconditionally releases and acquits each of the Shareholders and his marital community, from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys' fees and costs actually incurred), of any nature whatsoever, known or unknown, suspected or unsuspected, arising under or in connection with or attributable to Article X of the Merger Agreement or the transactions contemplated thereby (including without limitation those related to or arising out of the Corporation's Indemnification Claims) which the Corporation now has, owns or holds, or claims to have, own or hold, or which the Corporation at any time heretofore had, owned or held, or claimed to have, own or hold, or which the Corporation at any time hereinafter may have, own or hold, or claim to have, own or hold, against each or any of the Shareholders and his marital community.

     5.  ADVICE OF PRIVATE ATTORNEY

     Each of the parties represents and agrees that it fully understands its right to discuss all aspects of this Agreement with its private attorney, that it has availed itself of this right, that it has carefully read and fully understands all the provisions of this Agreement, and that it is voluntarily entering into this Agreement.

     6.  RELIANCE

     Each of the parties represents and acknowledges that in executing this Agreement, the party does not rely and has not relied upon any representation or statement not set forth in herein made by any of the other parties or by any of the other parties' agents, representatives, or attorneys with regards to the subject matter, basis or effect of this Agreement or otherwise.

     7.  NO ADMISSION

     Execution of the Agreement shall not constitute an admission by either party of any liability of any kind.

     8.  AMENDMENTS

     This Agreement may be amended only by an instrument in writing signed by all parties.

     9.  ATTORNEYS' FEES

     Promptly after the execution of this Agreement, the Corporation shall pay $15,000 to the Shareholders' legal counsel for attorney fees incurred by the Shareholders and the Shareholders' Representative in connection with the investigation of the Corporation's Indemnification Claims, and the negotiation, preparation, execution, and delivery of this Agreement.

     Should any party employ an attorney or attorneys to enforce any of the provisions hereof or to protect his or its interest in any manner arising under this Agreement, or to recover damages for the breach of this Agreement, the nonprevailing party in any action pursued in courts of competent jurisdiction (the finality of which is not legally contested) shall pay to the prevailing party all reasonable costs and expenses, including attorneys' fees, expended or incurred in connection therewith at trial, on appeal, or both.

     10.  CONSTRUCTION

     Each of the parties has reviewed and examined this Agreement and the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto, and the same shall be construed neither for nor against any of the parties, but shall be given a reasonable interpretation in accordance with the plain meaning of its terms and the intent of the parties.

     11.  COUNTERPARTS

     This Agreement may be executed in several counterparts, all of which when executed together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

     12.  ENTIRE AGREEMENT

     This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous covenants, agreements, and understandings among or between any of them of any nature whatsoever, written, oral, or otherwise, with respect to the subject matter hereof.

     13.  GOVERNING LAW

     The validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties shall be governed by the laws of the State of Washington.

     14.  HEADINGS

     The headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

     15.  SUCCESSORS AND ASSIGNS; SURVIVAL

     This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their permitted assigns and successors in interest.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties set forth below.


                                       EGGHEAD.COM, INC.


                                       By: /s/ George P. Orban
                                           -------------------------------------
                                           Name:  George P. Orban
                                           Title:  Chief Executive Officer


                                       SHAREHOLDER REPRESENTATIVE:


                                       /s/ Gerard H. Langeler
                                       -----------------------------------------
                                       Name:  Gerard H. Langeler, as Shareholder
                                              Representative


                                       SHAREHOLDERS


                                       /s/ David J. Barish
                                       -----------------------------------------
                                       Name:  David J. Barish, on behalf of
                                              himself and his marital community


                                       /s/ Gregory J. Boudreau
                                       -----------------------------------------
                                       Name:  Gregory J. Boudreau, on behalf of
                                              himself and his marital community


                                       /s/ Donald S. Brodeur, Jr.
                                       -----------------------------------------
                                       Name:  Donald S. Brodeur, Jr. Trustee
                                       Emily Kathleen Boudreau Trust of 1996

                                       /s/ Donald S. Brodeur, Jr.
                                       -----------------------------------------
                                       Name:  Donald S. Brodeur, Jr., Trustee
                                       Tanner William Boudreau Trust of 1996


                                       /s/ Donald S. Brodeur, Jr.
                                       -----------------------------------------
                                       Name:  Donald S. Brodeur, Jr., Trustee
                                       Scott Cranstoun Boudreau Trust of 1996


                                       /s/ Donald S. Brodeur, Jr.
                                       -----------------------------------------
                                       Name:  Donald S. Brodeur, Jr. Trustee
                                       Grace Elia Brodeur Trust of 1996


                                       /s/ Donald S. Brodeur, Jr.
                                       -----------------------------------------
                                       Name:  Donald S. Brodeur, Jr., Trustee
                                       Jonathan Brodeur, Jr. Trust of 1996



                                       /s/ Jonathan Brodeur
                                       -----------------------------------------
                                       Name:  Jonathan Brodeur, on behalf of
                                              himself and his marital community



                                       /s/ Joseph Charno
                                       -----------------------------------------
                                       Name:  Joseph Charno, on behalf of
                                              himself and his marital community



                                       /s/ Lou Ryan
                                       -----------------------------------------
                                       Name:  Lou Ryan, on behalf of himself
                                              and his marital community



                                       /s/ Dean M. Wood
                                       -----------------------------------------
                                       Name: Dean M. Wood, Trustee
                                       Devon Lucille Wood Trust

                                       /s/ Dean M. Wood
                                       -----------------------------------------
                                       Name:  Dean M. Wood, Trustee
                                       Colby Caroline Wood Trust


                                       /s/ Steven M. Wood
                                       -----------------------------------------
                                       Name:  Steven M. Wood, on behalf of
                                              himself and his marital community


                                       /s/ Douglas Zimmerman
                                       -----------------------------------------
                                       Name:  Douglas Zimmerman, on behalf of
                                              himself and his marital community


                                       /s/ Andrew Zuck
                                       -----------------------------------------
                                       Name:  Andrew Zuck, on behalf of himself
                                              and his marital community


                                       Olympic Venture Partners III, L.P.
                                       By:  OVMC III, L.P.
                                       Its:  General Partner


                                       By: /s/ Gerald H. Langeler
                                       -----------------------------------------
                                       Name:  Gerard H. Langeler
                                       Its:  General Partner


                                       OVP III Entrepreneurs Fund
                                       By:  OVMC III, L.P.
                                       Its:  General Partner


                                       By: /s/ Gerard H. Langeler
                                           -------------------------------------
                                       Name:  Gerard H. Langeler
                                       Its:  General Partner

                                       SV Capital Partners, L.P.
                                       By:  SV Capital Management, Inc.
                                       Its:  General Partner


                                       By: /s/ A. Lanham Napier
                                           -------------------------------------
                                       Name:  A. Lanham Napier
                                       Its:  Director

                                 SCHEDULE "A"
                                 ------------

                SETTLEMENT AGREEMENT AND RELEASE ("AGREEMENT")



                                                 NUMBER OF HOLDBACK
                                                    SHARES TO BE
       NAME OF SHAREHOLDER                        RETRANSFERRED TO
                                               CORPORATION PURSUANT TO
                                              SECTION 1(A) OF AGREEMENT
-----------------------------------------------------------------------
David J. Barish                                          1,695
-----------------------------------------------------------------------
Gregory J. Boudreau                                     31,554
-----------------------------------------------------------------------
Donald S. Brodeur Jr. Trustee,                             779
Emily Kathleen Boudreau Trust
 of 1996
-----------------------------------------------------------------------
Donald S. Brodeur Jr. Trustee,                             779
Tanner William Boudreau Trust
 of 1996
-----------------------------------------------------------------------
Donald S. Brodeur Jr. Trustee,                             779
Scott Cranstoun Boudreau Trust
 of 1996
-----------------------------------------------------------------------
Donald S. Brodeur Jr. Trustee,                             390
Grace Elia Brodeur Trust of 1996
-----------------------------------------------------------------------
Donald S. Brodeur Jr. Trustee,                             390
Jonathan Brodeur Jr. Trust of
 1996
-----------------------------------------------------------------------
Jonathan Brodeur                                         5,999
-----------------------------------------------------------------------
Joseph Charno                                              974
-----------------------------------------------------------------------
Lou Ryan                                                   277
-----------------------------------------------------------------------
Dean M. Wood Trustee,                                      779
Devon Lucille Wood Trust
-----------------------------------------------------------------------
Dean M. Wood Trustee,                                      779
Colby Caroline Wood Trust
-----------------------------------------------------------------------
Steven M. Wood                                          32,333
-----------------------------------------------------------------------
Douglas Zimmerman                                        2,104
-----------------------------------------------------------------------
Andrew Zuck                                                  6
-----------------------------------------------------------------------
Olympic Venture Partners III LP                         11,324
-----------------------------------------------------------------------

                                                 NUMBER OF HOLDBACK
                                                    SHARES TO BE
       NAME OF SHAREHOLDER                        RETRANSFERRED TO
                                               CORPORATION PURSUANT TO
                                              SECTION 1(a) OF AGREEMENT
-----------------------------------------------------------------------
Olympic Venture Partners III                               566
Entrepreneurs Fund
-----------------------------------------------------------------------
SV Capital Partners                                      8,493
-----------------------------------------------------------------------

                                  SCHEDULE "B"
                                  ------------

                 SETTLEMENT AGREEMENT AND RELEASE ("AGREEMENT")


                                          NUMBER OF HOLDBACK SHARES TO BE
                                           RELEASED BY CORPORATION TO THE
     NAME OF SHAREHOLDER              SHAREHOLDER PURSUANT TO SECTION 1(a) OF
                                                     AGREEMENT
------------------------------------------------------------------------------
David J. Barish                                         7,305
------------------------------------------------------------------------------
Gregory J. Boudreau                                   136,028
------------------------------------------------------------------------------
Donald S. Brodeur, Jr.,                                 3,359
Trustee for Emily Kathleen
 Boudreau Trust of 1996
------------------------------------------------------------------------------
Donald S. Brodeur, Jr.,                                 3,359
Trustee for Tanner William
 Boudreau Trust of 1996
------------------------------------------------------------------------------
Donald S. Brodeur, Jr.,                                 3,359
Trustee for Scott Cranstoun
 Boudreau Trust of 1996
------------------------------------------------------------------------------
Donald S. Brodeur, Jr.,                                 1,679
Trustee for Grace Elia Brodeur
 Trust of 1996
------------------------------------------------------------------------------
Donald S. Brodeur, Jr.,                                 1,679
Trustee for Jonathan Brodeur, Jr.
 Trust of 1996
------------------------------------------------------------------------------
Jonathan Brodeur                                       25,862
------------------------------------------------------------------------------
Joseph Charno                                           4,198
------------------------------------------------------------------------------
Lou Ryan                                                1,192
------------------------------------------------------------------------------
Dean M. Wood, Trustee for Devon                         3,359
 Lucille Wood Trust
------------------------------------------------------------------------------
Dean M. Wood, Trustee for Colby                         3,359
 Carolyn Wood Trust
------------------------------------------------------------------------------
Steven M. Wood                                        139,387
------------------------------------------------------------------------------
Douglas Zimmerman                                       9,068
------------------------------------------------------------------------------
Andrew Zuck                                                26
------------------------------------------------------------------------------
Olympic Venture Partners III, LP                       48,817

-----------------------------------------------------------------------------
Olympic Venture Partners III                               2,441
Entrepreneurs Fund
-----------------------------------------------------------------------------
SV Capital Partners                                       36,613
-----------------------------------------------------------------------------